iShares®

iShares Trust

Supplement dated March 27, 2026

to the currently effective Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”)

for each of the funds listed below (each, a “Fund”)

The Board of Trustees of iShares Trust has authorized a stock split for each Fund at the respective ratio set out below. The Creation Unit size for each Fund will remain at 50,000 shares per unit.

Fund Name	Ticker	Forward Split Ratio

iShares Russell 1000 Growth ETF	IWF	4:1

iShares Core High Dividend ETF	HDV	5:1

For the iShares Russell 1000 Growth ETF and iShares Core High Dividend ETF, the record date for the forward stock split will be April 27, 2026, and the stock split will be effectuated after the close of trading on April 28, 2026. Shares of the iShares Russell 1000 Growth ETF and iShares Core High Dividend ETF will begin trading on a split-adjusted basis on April 29, 2026.

Fund Name	Ticker	Reverse Split Ratio

iShares 25+ Year Treasury STRIPS Bond ETF	GOVZ	1:4

For the iShares 25+ Year Treasury STRIPS Bond ETF, the reverse stock split will be effectuated after the close of trading on May 4, 2026. Shares of the iShares 25+ Year Treasury STRIPS Bond ETF will begin trading on a split-adjusted basis on May 5, 2026.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FS-0326

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